AIG RETIREMENT COMPANY II
Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
(the “Lifestyle Funds”)
Supplement to the Prospectus dated January 1, 2009
Aggressive Growth Lifestyle Fund. The “Investment Strategy” section of the Fund’s Fact Sheet is revised to reflect the Fund’s projected asset allocation ranges as follows: international equity securities (5%-25%), domestic equity securities (45%-70%), real estate securities (0%-15%) and fixed income securities (10%-50%).
Conservative Growth Lifestyle Fund. The “Investment Strategy” section of the Fund’s Fact Sheet is revised to reflect the Fund’s projected asset allocation ranges as follows: international equity securities (0%-20%), domestic equity securities (10%-35%), real estate securities (0%-6%) and fixed income securities (55%-90%).
Moderate Growth Lifestyle Fund. The “Investment Strategy” section of the Fund’s Fact Sheet is revised to reflect the Fund’s projected asset allocation ranges as follows: international equity securities (0%-20%), domestic equity securities (30%-50%), real estate securities (0%-10%) and fixed income securities (30%-70%).
The preceding investment strategies were in effect as of January 1, 2009.
Date: January 16, 2009